Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

Ford Motor Credit Company LLC is a disregarded entity for United States income tax purposes and Ford’s consolidated United States federal and state income tax returns include certain of our domestic subsidiaries. In accordance with our intercompany tax sharing agreement with Ford, United States income tax liabilities or credits are allocated to us generally on a separate return basis calculated as if we were taxable as a corporation.

The Provision for income taxes for the years ended December 31 was estimated as follows (in millions):

	2014	2015	2016
Current
Federal	$(198)	$(454)	$(41)
Non-U.S.	154	161	222
State and local	(38)	(26)	(15)
Total current	(82)	(319)	166
Deferred
Federal	193	893	284
Non-U.S.	(6)	93	1
State and local	44	56	55
Total deferred	231	1,042	340
Provision for income taxes	$149	$723	$506

A reconciliation of the Provision for income taxes with the United States statutory tax rate as a percentage of Income before income taxes for the years ended December 31 is as follows:

	2014	2015	2016
U.S. statutory tax rate	35.0%	35.0%	35.0%
Effect of (in percentage points):
Non-U.S. tax rates under U.S. rate	(3.0)	(3.0)	(3.8)
State and local income taxes	(0.2)	1.0	1.3
U.S. tax on non-U.S. earnings (a)	(21.4)	0.2	(4.9)
Other	(2.4)	(0.2)	(0.7)
Valuation allowance	—	1.7	—
Effective tax rate	8.0%	34.7%	26.9%
________

(a)
During 2014, we changed our method for measuring currency gains and losses in computing the earnings of our European operations under U.S. tax law.  Implementation of the new method resulted in a reduction of U.S. tax on non-U.S. earnings of approximately $360 million due to realization of additional foreign tax credits.

At December 31, 2016, $3.2 billion of non-U.S. earnings are considered indefinitely reinvested in operations outside the United States, for which deferred taxes have not been provided.  Repatriation of these earnings in their entirety would result in a residual U.S. tax liability of about $700 million. Our measure of the amount of non-U.S. earnings considered indefinitely reinvested in operations outside the United States reflects accumulated earnings determined under U.S. tax law.

NOTE 12. INCOME TAXES (Continued)

Deferred tax assets and liabilities are recognized based on the future tax consequences attributable to temporary differences that exist between the financial statement carrying value of assets and liabilities and their respective tax bases, and net operating loss carryforwards and tax credit carryforwards on a taxing jurisdiction basis. We measure deferred tax assets and liabilities using enacted tax rates that will apply in the years in which we expect the temporary differences to be recovered or paid.

Our accounting for deferred tax consequences represents our best estimate of the likely future tax consequences of events that have been recognized in our financial statements or tax returns and their future probability. In assessing the need for a valuation allowance, we consider both positive and negative evidence related to the likelihood of realization of the deferred tax assets. If, based on the weight of available evidence, it is more likely than not that the deferred tax assets will not be realized, we record a valuation allowance.

The components of deferred tax assets and liabilities at December 31 were as follows (in millions):

	2015	2016
Deferred tax assets
Net operating loss carryforwards	$540	$1,207
Provision for credit losses	87	191
Other foreign	75	83
Employee benefit plans	10	34
Foreign tax credits	756	803
Other	280	89
Total gross deferred tax assets	1,748	2,407
Less: Valuation allowance	(47)	(42)
Total net deferred tax assets	1,701	2,365
Deferred tax liabilities
Leasing transactions	3,338	4,479
Finance receivables	688	594
Other foreign	330	303
Other	18	14
Total deferred tax liabilities	4,374	5,390
Net deferred tax liability	$2,673	$3,025

At December 31, 2016, we have a valuation allowance of $42 million for deferred tax assets related to our Latin American operations.

In accordance with our intercompany tax sharing agreement with Ford, United States income tax liabilities or credits are allocated to us, generally on a separate return basis. In this regard, the deferred tax assets related to foreign tax credits and net operating loss carryforwards represent amounts primarily due from Ford. Under our tax sharing agreement with Ford, we are generally paid for these assets at the earlier of our use on a separate return basis or their expiration.

Operating loss carryforwards for tax purposes were $3.6 billion at December 31, 2016, resulting in a deferred tax asset of $1.2 billion. These losses begin to expire in 2019 with a substantial portion expiring in 2037. Tax benefits of net operating loss carryforwards and tax credit carryforwards are evaluated on an ongoing basis, including a review of historical and projected future operating results, the eligible carryforward period, and other circumstances.

NOTE 12. INCOME TAXES (Continued)

In accordance with our intercompany tax sharing agreement with Ford, we earn interest on net tax assets and pay interest on certain tax liabilities. Interest earned is included in Other income, net while interest expense is included in Interest expense.

The changes in the unrecognized tax benefits for the years ended December 31 were as follows (in millions):

	2014	2015	2016
Beginning balance	$159	$111	$91
Increase - tax positions in prior periods	28	9	2
Increase - tax positions in current period	1	1	—
Decrease - tax positions in prior periods	(44)	(22)	(1)
Settlements	(33)	(8)	(12)
Ending balance	$111	$91	$80

The amount of unrecognized tax benefits at December 31, 2014, 2015, and 2016 that would impact the effective tax rate if recognized, was $88 million, $76 million, and $69 million, respectively. We do not believe it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease during the next twelve months.

We have settled our U.S. federal income tax matters related to tax years prior to 2012 in accordance with our intercompany tax sharing agreement with Ford. The Ford consolidated tax return is currently under examination for the 2012 and 2013 tax years. Examinations by tax authorities have been completed through 2008 in Germany, 2010 in Canada, and 2014 in the United Kingdom.

We recognize income tax-related penalties in Provision for/(Benefit from) income taxes on our income statement.  We recognize accrued interest expense related to unrecognized tax benefits in jurisdictions where we file tax returns separate from Ford in Other income, net on our income statement. For the years ended December 31, 2014, 2015, and 2016, we recorded $13 million in net tax related interest expense, $3 million in net tax related interest income, and $8 million in net tax related interest income, respectively, in our income statement. At December 31, 2015 and 2016, we recorded a net payable of $37 million and $11 million, respectively, for tax related interest in Other liabilities and deferred income.